OPTION AGREEMENT
                          ----------------

        Agreement (the "Agreement") dated as of December 1, 2000 (the "Effective Date") between Cooker Restaurant Corporation, an Ohio corporation (the "Company") and Dan Clay (the "Employee").
Preamble

        This Agreement sets forth the terms pursuant to which the Employee shall have the right to purchase from the Company (the "Option") a total of one hundred fifty thousand (150,000) shares of common stock of the Company, without par value (the "Common Stock"). The Option is a non-qualified stock option, and not an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended. This option is not granted pursuant to any stock option plan previously adopted by the Company.

        NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

        1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings

                (a)     Act shall mean the Securities Act of 1933, as amended.

                (b) Change of Control means a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 as in effect on the date of this Agreement; provided that, without limitation, such a change of control shall be deemed to have occurred if and when (i) any "person" (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange
Act of 1934) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities or (ii) individuals who were members of the board of directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors do not constitute a majority of the board of directors following such election.

                (c) Effective Time of Termination of Employment. For purposes of this Agreement, unless the Company otherwise agrees in writing, Termination of Employment shall be effective immediately upon the giving of written or oral notice of such Termination to the Employee by the Company, or to the Company by the Employee.

                (d) Expiration Date. With respect to any Optioned Shares, Expiration Date shall mean 5 p.m. Eastern Standard Time on November 30, 2010.

                (e) Option shall have the meaning given to it in the preamble.


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        Exhibit 10.31-Pg. 1



                (f) Optioned Stock or Option Shares shall mean the one hundred fifty thousand (150,000) shares of Common Stock of the Company which the Employee shall have the right to purchase pursuant to the terms of this Agreement.

                (g) Purchase Price shall mean $1.125 for each share of Common Stock purchased hereunder.

                (h)     SEC shall mean the Securities and Exchange Commission.

                (i) Termination of Employment shall mean the termination by the Company of the employment of the Employee for any reason whatsoever or the voluntary termination by the Employee of his or her employment with the Company.

                (j) Unvested Shares shall mean any shares of Optioned Stock which are not Vested Shares.

                (k) Vested Shares shall mean the shares of Optioned Stock with respect to which this option has vested according to the Vesting Schedule.

        2. Grant of Option to Employee. Simultaneously with the execution and delivery of this Agreement, the Employee is granted the Option to purchase the Optioned Stock at the Purchase Price, upon the terms and conditions set forth in this Agreement.

        3. Vesting Schedule. The right to exercise this option shall vest, for so long as Employee remains employed by the Company, over a thirty-six month period, the option vesting with respect to four thousand one hundred sixty-seven (4,167) shares on the first day of each month for thirty-five (35) months, beginning on January 1, 2001, and ending with November 1, 2003, and with respect to the remaining four thousand one hundred fifty-five on December 1, 2003, provided, however, that the Option shall vest as to all of the Optioned Stock upon the occurrence of a Change of Control of the Company. Upon Termination of Employment of Employee by the Company, no further shares shall vest, and this Option shall cease and terminate as to any Unvested Shares remaining at that time.

        4.      Exercise of Option.

                (a) The Option provided for in this Agreement may be exercised in accordance with its terms, but only by the Employee or, in the event of the Employee's death, any duly qualified representative of Employee's estate, and only with respect to any Vested Shares. It may be exercised as to the then Vested Shares in whole at any time or in part from time to time prior to the Expiration Date. No fractional shares of Common Stock will be issued. The
Employee may exercise this Option by giving written notice of such exercise at the general corporate offices of the Company (or at such other agency or office of the Company as it may designate by notice in writing to the Employee) and by payment to the Company of the Purchase Price in immediately available good funds for each Vested Share being purchased. In the event of any exercise of the Options provided for in this Agreement, certificates for the shares of Common Stock so purchased, registered in the name of the person designated by the person exercising the Option, shall be delivered to the person exercising the Option within a reasonable time, not exceeding ten days


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        Exhibit 10.31-Pg. 2



after exercise of the Option. The person in whose name any certificates for shares of Common Stock is issued upon exercise of any Option shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Option was exercised, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

                (b) Provided the Common Stock is then-traded on one of the national exchanges or on the National Market System or other quotation system of the National Association of Securities Dealers, Inc., and the Optioned Shares are registered under the Securities Act of 1933 on Form S-8, in lieu of exercising the Option in the manner set forth in sub-paragraph 3(a) above, this Option may be exercised as described in this subparagraph without payment of any other consideration by means of a "brokered exercise" under section 220(e)(4) of Regulation T of the Board of Governors of the Federal Reserve System issued pursuant to Section 7 of the Exchange Act of 1934. To effect the "brokered exercise," the Employee shall deliver to a broker an irrevocable notice on Exhibit A constituting an exercise of the Option and directing delivery of the Optioned Stock to the broker. The broker then lends the Option exercise price to the Employee by delivering the executed copy of Exhibit A to the Company with payment of that price to the Company, while selling some of the Optioned Shares in the market and ultimately retaining so much of the proceeds of that sale as are needed to repay the broker's loan of the exercise price and the broker's commission(s). The Company agrees to receive payment from and to deliver stock upon exercise to the broker rather than the Employee upon proper indication by the Employee on Exhibit A of the election of this method of payment. The Company further agrees to pay to the Employee the amount of interest and commission charged by the broker to the Employee to effect this "brokered exercise," upon proper presentment by the Employee to the Company of evidence of the amount deducted by the broker from the proceeds for such purpose.

        5.      Adjustment of Number of Option Shares.

                (a) If, at any time after the date of this Agreement, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Purchase
Price shall be appropriately decreased and the number of shares of Optioned Stock thereafter issuable on exercise of the Option shall be increased in proportion to such increase in outstanding shares.

                (b) If; at any time after the date of this Agreement, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Purchase Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of this Option shaH be decreased in proportion to such decrease in outstanding shares.


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        Exhibit 10.31-Pg. 3



        6. Representations. Warranties and Agreements of the Emplovee with respect to registration of the sale of the Optioned Stock. If at the time the Employee elects to exercise this Option, the issuance of the underlying shares of Optioned Stock has not been registered under the Act, the Employee agrees that such Optioned Stock may only be issued if such issuance is a transaction exempt from the registration requirements of the Act and that the Optioned Stock must be held indefinitely unless a subsequent disposition thereof is registered under the Act or the transaction is exempt from registration. If the transaction is not exempt from the provisions of the Act, in connection with any such sale, the Employee also agrees that the issuance of all or any portion of the Optioned Stock or its transfer, as the case may be, is subject to the receipt by the Company at the time of its issuance or transfer of an opinion of its counsel that the issuance of such shares is exempt from registration pursuant to an exemption provided for in the Act, and that the Company will not be liable for any damages incurred by Employee in the event such an opinion cannot reasonably be obtained.

        7. This Agreement shall not entitle the Employee to any right or claim to be employed as an employee of the Company or limit the right of the Company to terminate the employment of the Employee or to change the terms of such employment. This Agreement will not entitle the Employee to any voting rights or other rights as a stockholder of the Company.

        8. Legends. Unless issued pursuant to an effective Registration Statement filed pursuant to the provisions of the Act, all stock certificates representing Optioned Stock issued to the Employee shall have affixed thereto a legend substantially in the following form:

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN OPTION AGREEMENT FOR THE PURCHASE OF RESTRICTED STOCK BETWEEN COOKER RESTAURANT CORPORATION AND ONE OF ITS EMPLOYEES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF COOKER RESTAURANT CORPORATION."

        9. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by air couner or first class or certified mail addressed as follows:

                If to the Employee: At the address specified at the foot of this Agreement


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        Exhibit 10.31-Pg. 4



        If to the Company:      Cooker Restaurant Corporation
                                5500 Village Boulevard
                                West Palm Beach, FL 33407
                                Attn:  Vice President and Chief
                                       Financial Officer

or to such other address as the party to whom notice is to be given may have flirished to the other party in writing in accordance herewith. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of delivery if personally delivered; on the business day after the date when sent if sent by air c6urier; and on the third business day after the date when sent if sent by mail, in each case addressed to such party as provided in this Section or in accordance with the latest unrevoked direction from such party.

        10. Governing Law. This Agreement shall be governed by, and construed in accordance with, (a) the laws of the State of Florida applicable to contracts made and to be performed wholly therein and
(b) the laws of the State of Ohio applicable to corporations organized under the laws of such state.

        11. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersedes all previously written or oral negotiations, commitments, representations and agreements.

        12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

        13. Amendments. This Agreement, or any provisions hereof, may not be amended, changed or modified without the prior written consent of each of the parties hereto.



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        Exhibit 10.31-Pg. 5



        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered.


                                     COOKER RESTAURANT CORPORATION
                                     By:/s/Henry R. Hillenmeyer
                                        ------------------------------------
                                        Henry R. Hillenmeyer
                                        Chairman and Chief Executive Officer
ACCEPTED AND AGREED TO:

/s/Dan Clay
---------------------------
Signature:  Dan Clay

Social Security Number: ###-##-####
        [Required]      -----------

ADDRESS OF EMPLOYEE:
215 Cantrell Ave
Nashville, TN 37205



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        Exhibit 10.31-Pg. 6



                                 EXHIBIT A
                                 ---------
                        NOTICE OF EXERCISE OF OPTION

                        		Dated: ______________________
Cooker Restaurant Corporation
5500 Village Boulevard
West Palm Beach, Florida 33407


1.	I, _______________________________, hereby elect to exercise the
Option granted to me under the Stock Option Agreement dated as of, to purchase __________ shares of Common Stock of Cooker Restaurant
Corporation ("Cooker") at an exercise price of $_______________ per share.

2.	Method of Payment:
        (Please circle one of the fbllowing. You must select one.)

        (a)     Enclosed is my check in the amount of $_______________.

        (b) Enclosed is Cooker's Common Stock Certificate No(s) _________ representing _________ shares of Cooker Common Stock (see Note).

        (c) Enclosed is my check in the amount of $___________ plus Cooker's Common Stock Certificate No(s) ________ representing __________ shares of Cooker Common Stock (see
                Note).

        (d) I wish to exercise my option by means of a "brokered exercise" as provided in Section 3(b) of the Option Agreement and request that Cooker receive payment from and deliver shares to the broker indicated in item 4, below.

3.      My Social Security Number is (required):_________________________.

4.	Delivery of Shares: After issuance, please deliver my share
certificate to (give name, address and telephone number):


Name:______________________________     Telephone:_______________________
Address:___________________________
Signature:_________________________
Print Name:________________________




Note: Shares of Stock being delivered in payment of aU or any part of the exercise price, pursuant to paragraphs 2(1,) or 2(c) above, must be represented by certificates negistered in the name of employee and duly endorsed by the employee and by each and every other coowner in whose narne the shares may also be registered.

Date received by Cooker:___________  Approved by:____________________________
                                               Authorized Signatory of Cooker

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        Exhibit 10.30-Pg.